UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 17, 2014
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets
Item 3.02 - Unregistered Sales of Equity Securities.
Section 8 - Other Events
Item 8.01 - Other Events.
The following information is filed pursuant to Items 3.02 and 8.01.
On March 17, 2014, Rainmaker Systems, Inc. (the “Company”) and the Company’s former Chief Executive Officer, Michael Silton, filed a request for dismissal with the Superior Court of the State of California, County of Santa Clara (the “Court”) to dismiss with prejudice the litigation between the parties that had been pending before the Court relating to Mr. Silton’s separation from employment with the Company in October 2012. The Court entered its dismissal order on March 17, 2014. The case is now fully resolved.
The request for dismissal was filed by the parties following the implementation of the terms of a confidential settlement agreement entered into by the Company and Mr. Silton on January 28, 2014. Pursuant to the settlement agreement, and in exchange for a release of claims, Mr. Silton received a payment from the Company’s insurer and 1,000,000 shares of the Company’s common stock. A portion of the payment and the shares of common stock was paid to Mr. Silton’s legal counsel.
The issuance of the Company’s common stock was exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended, as the issuance of securities was in exchange for bona fide outstanding claims, where the terms and conditions of such issuance were approved by the Court after a hearing upon the fairness of such terms and conditions.
In connection with the settlement, the Company expects to record a charge of $200,000 in the year ended December 31, 2013, net of insurance proceeds.
CAUTIONARY STATEMENT -- Certain information in this Current Report on Form 8-K is forward-looking, including our projections as to the amount and timing of the charges relating to the settlement. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties and other factors, many of which are beyond the Company’s control, including our receipt of insurance proceeds. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management.
Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits. None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

March 20, 2014	/s/ Bradford Peppard
Date	(Signature)
By: Bradford Peppard
Title: Chief Financial Officer